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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): February 21, 2001

                     GOLDEN ISLES FINANCIAL HOLDINGS, INC.
        --------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

          Georgia                      0-27448                  58-1756713
     -----------------             ----------------          -----------------
      (State or other            (Commission File No.)    (IRS Employer I.D.No.)
jurisdiction of incorporation)


        3811 Frederica Road, St. Simons Island, Georgia            31522
        -----------------------------------------------          ----------
           (Address of principal executive offices)             (Zip code)

Registrant's Telephone Number, including area code   (912) 638-0667


     ITEM 5.  Other Events
              ------------

     On February 20, 2001, Golden Isles Financial Holdings, Inc. ("GIFH") and ABC Bancorp ("ABC") entered into an Agreement and Plan of Merger (the "Agreement") pursuant to which ABC will acquire all of the issued and outstanding shares of GIFH common stock through the merger of GIFH into ABC.

     The transaction is subject to approval by the shareholders of GIFH, appropriate regulatory approvals and the satisfaction of certain other conditions set forth in the Agreement.

     ITEM 7.  Financial Statements and Exhibits
              ---------------------------------

     (a)   Financial Statements of Business Acquired.

           Not Required.

     (b)   Pro Forma Financial Information.

           Not Required.
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     (c)   Exhibits.

           2. Agreement and Plan of Merger by and between ABC Bancorp and Golden Isles Financial Holdings, Inc.

           99.1  Press Release issued on February 21, 2001.


                                  SIGNATURES

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      GOLDEN ISLES FINANCIAL HOLDINGS, INC.



Date:   February 21, 2001             By: /s/ J. Thomas Whelchel
        -------------------           -----------------------------------------
                                                                     (Signature)


                                      J. Thomas Whelchel, Chairman of the Board
                                      -----------------------------------------
                                      (Print name and title of signing officer)
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                               INDEX OF EXHIBITS

Exhibit Number      Description
--------------      -----------

2. Agreement and Plan of Merger by and between ABC Bancorp and Golden Isles Financial Holdings, Inc.

99.1                Press Release issued on February 21, 2001